UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	March 19, 2013
(Date of earliest event reported):	July 23, 2012

Commission File No. 1-14588

CODORUS VALLEY BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2428543
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
105 Leader Heights Road P.O. Box 2887 York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-747-1519

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory note
This 8-K/A is being filed  solely to file  the employment agreement of Michael F. Allen as an exhibit. The employment agreement was described in the Current Report on Form 8-K filed on July 25, 2012.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

10.1           Employment Agreement of Michael F. Allen

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2013	CODORUS VALLEY BANCORP, INC. By: /s/ Larry J. Miller Larry J. Miller, President and CEO

Exhibits

10.1           Employment Agreement of Michael F. Allen